Harbor Small Company Growth Fund

Supplement to Prospectus & Statement of Additional Information dated March 1, 2009

Important Notice Regarding

HARBOR SMALL COMPANY GROWTH FUND

All reference to the Harbor Small Company Growth Fund is hereby deleted from the Prospectus and Statement of Additional Information as the Harbor Small Company Growth Fund was liquidated and dissolved on October 30, 2009.

Dated: November 2, 2009